Exhibit 99.1

Amendment No. 10 to Receivables Financing Agreement

This AMENDMENT NO. 10 TO RECEIVABLES FINANCING AGREEMENT, dated as of January 22, 2009 (this “Amendment Agreement”), is made by and among Rite Aid Funding II (the “Borrower”), CAFCO, LLC (“CAFCO”), CRC FUNDING, LLC (“CRC”), Falcon Asset Securitization Company LLC (“Falcon”), Variable Funding Capital Company LLC (“Variable”; together with CAFCO, CRC and Falcon, the “Investors”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and Wachovia Bank, National Association (“Wachovia”; together with Citibank and JPMorgan, the “Banks”), Citicorp North America, Inc., as program agent (the “Program Agent”), Citicorp North America, Inc. (“CNAI”), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the “Investor Agents”), Rite Aid Hdqtrs. Funding, Inc. (the “Collection Agent”) and each of the parties named in Schedule III to the Agreement (as defined below) as originators (the “Originators”).

Preliminary Statements.  (1) The Borrower, the Investors (other than CRC), the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and The Bank of New York, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, December 30, 2005, September 19, 2006, November 9, 2006, February 20, 2007, August 31, 2007, September 18, 2007, September 16, 2008 and January 15, 2009 (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

(2)   The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators wish to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.  Amendments to Agreement.  As of the Effective Date (as defined below in Section 2), the Agreement is amended as follows:

1.1        Section 1.01 of the Agreement is amended as follows:

(a)           The definition of “Commitment Termination Date” is amended by deleting the date “January 22, 2009” contained in clause (a) thereof and replacing it with the date “January 21, 2010”.

(b)           The definition of “Cure Period” is restated in its entirety to read as follows:

“‘Cure Period’ means the period beginning on and including a Pool Non-compliance Date and ending on but excluding the earlier of (a) the first Business Day thereafter on which the Borrowing Base equals or exceeds the Facility Principal and (b) the second consecutive Business Day following the occurrence of such Pool Non-compliance Date, provided, that a Cure Period shall be deemed not to exist during the period beginning on January 22, 2009 and ending on February 4, 2009 and the period beginning on February 20, 2009 and ending on March 5, 2009 solely on account of a Pool Non-compliance Date occasioned by the application of the scheduled step-down of Special Concentration Limits set forth on Schedule VIII hereto.”

(c)           A new definition of “Forecast” is added which reads in its entirety as follows:

“‘Forecast’ has the meaning specified in Section 5.01(k)(xiii).”

1.2    Section 5.01(k) of the Agreement is amended by deleting the word “and” at the end of clause (xii) thereof, renumbering clause (xiii) to read clause “(xv)” and inserting the following in the correct numerical order:

“(xiii)                 no later than March 15, 2009, a 12-Month adjusted EBITDA and liquidity forecast for the Parent (the “Forecast”) in form and substance reasonably satisfactory to the Funding Agents, certified by a Financial Officer of the Parent;

(xiv)                 (A) no later than 20 days after the Parent’s fiscal Month-end, a comparison of actual results for the prior Month as compared to the Forecast then delivered by the Parent and (B) no later than 20 days after the beginning of each fiscal quarter of the Parent, a new updated Forecast for such fiscal quarter, in each case in form and substance reasonably satisfactory to the Funding Agents, certified by a Financial Officer of the Parent; and”

1.3    A new Section 5.01(t) is added to the Agreement which reads in its entirety as follows:

“Non-compliance Payment.  The Borrower agrees on each Business Day during the period beginning on January 22, 2009 and ending on February 4, 2009 and the period beginning on February 20, 2009 and ending on March 5, 2009 to pay to each Investor Agent its ratable share (according to the Investor Facility Amount of its Group) of the amount (if any) by which on such day the Facility Principal is greater than the Borrowing Base.  Such payments shall be made by wire transfer directly to each Investor Agent’s Account, the provisions of Sections 2.04 and 2.04A of the Agreement to the contrary notwithstanding.”

1.4    Section 5.02 of the Agreement is amended by adding the following sentence at the end thereof which reads in its entirety as follows:

“In conjunction with the audits, examinations and visits referred to in the first two sentences of this Section 5.02, the Program Agent, any Investor Agent and their respective agents, representatives, advisors or consultants shall have full access during regular

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business hours to premises, books and records and members of management as may be reasonably requested by the Program Agent, any Investor Agent or any such agent, representative, advisor or consultant in connection with a review of the business and operations of the Borrower (including budgets, records, projections, financial information, reports and turnaround plans) and the Borrower shall at all times cooperate with the reasonable requests of the Program Agent, any such Investor Agent and their respective agents, representatives, advisors or consultants.”

1.5     Section 7.01(b) of the Agreement is amended in its entirety to read as follows:

“(b) The Borrower shall fail to make any payment required under Section 2.04(f) or 5.01(t).”

1.6     Schedule VIII (Special Concentration Limits) to the Agreement is amended in its entirety to read as Exhibit I to this Amendment Agreement.

1.7     Agreement of the Parties.  The parties hereto agree that the Facility Amount and the Bank Commitments shall be reduced by an amount equal to the facility amount of the proposed second lien term loan facility with the Borrower to be agented by CNAI, and that the Bank Commitments of each Bank and the Investor Facility Amounts of each Group will, accordingly, be ratably reduced, in each case effective upon the closing of such proposed facility.  The parties hereto also acknowledge that they have been advised by the Program Agent that certain amendments to the Agreement and the other Transaction Documents will be necessary in order to permit such proposed facility.

SECTION 2.   Condition to Effectiveness.  This Amendment Agreement shall become effective when fully executed counterparts of this Amendment Agreement have been delivered to the Program Agent (the “Effective Date”).

SECTION 3.   Representations and Warranties.  Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

SECTION 4.   Confirmation of Agreement.  Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5.   Confirmation of Parent Undertakings.  The Parent, by its signature below, hereby confirms and agrees that notwithstanding the effectiveness of this Amendment Agreement, the Parent Undertakings shall continue to be in full force and effect and shall apply to the Agreement as amended as contemplated by this Amendment Agreement, and the Parent Undertakings are hereby ratified and confirmed.

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SECTION 6.   Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

SECTION 7.   GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 8.   Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RITE AID FUNDING II

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

CAFCO, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ Tom Sullivan
	Name:	Tom Sullivan
	Title:	Director, VP

CRC FUNDING, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ Tom Sullivan
	Name:	Tom Sullivan
	Title:	Director, VP

FALCON ASSET SECURITIZATION
COMPANY LLC

By:		JPMorgan Chase Bank, N.A., its attorney-in-fact

By:		/s/ John M. Kuhns
Name: John M. Kuhns
Title: Exec. Director

VARIABLE FUNDING CAPITAL COMPANY LLC

By:		Wachovia Capital Markets, LLC, Inc., as Attorney-in-Fact

	By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

CITICORP NORTH AMERICA, INC., as Program Agent and as an Investor Agent

By:		/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

CITIBANK, N.A.

By:		/s/ Tom Sullivan
Name: Tom Sullivan
Title:

JPMORGAN CHASE BANK, N.A. as a Bank and as an Investor Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Exec. Director

WACHOVIA BANK, NATIONAL ASSOCIATION
as a Bank and as an Investor Agent

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

RITE AID HDQTRS. FUNDING INC.

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

RITE AID CORPORATION
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
THE LANE DRUG COMPANY
RITE AID DRUG PALACE, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
PERRY DRUG STORES, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
K & B ALABAMA CORPORATION
K & B LOUISIANA CORPORATION
K & B MISSISSIPPI CORPORATION
K & B TENNESSEE CORPORATION
ECKERD CORPORATION
GENOVESE DRUG STORES, INC.
EDC DRUG STORES, INC.
MAXI DRUG, INC.
MAXI DRUG SOUTH, L.P.
MAXI DRUG NORTH, INC.
MAXI GREEN, INC.
THRIFT DRUG, INC.

By:	/s/ Robert B. Sari
Name: Robert B. Sari
Title: EVP for Rite Aid Corporation VP for all Originators